UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2013

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator and Servicer of the Issuing Entities described below)

Central Index Key Number of issuing entity: 0000890493

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-170794 333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 634-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On June 11, 2013, the Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”), and Chase Bank USA, National Association (the “Bank”), completed the securitization of approximately $235,000,000 of credit card receivables. The securitization consists of $235,000,000 additional Class A(2013-4) CHASEseries Notes (the “Additional Class A(2013-4) Notes”).

The Additional Class A(2013-4) Notes are part of a series of notes called the CHASEseries. The CHASEseries consists of Class A notes, Class B notes and Class C notes. The Class A(2013-4) notes are a tranche of the Class A notes of the CHASEseries.

The Additional Class A(2013-4) Notes form a part of the same tranche and, except as described in the prospectus supplement dated June 5, 2013, have the same terms as, and are fungible with, the Issuing Entity’s $850,000,000 Class A(2013-4) CHASEseries Notes which were issued on May 23, 2013. Upon completion of this offering, the aggregate outstanding dollar principal amount of Class A(2013-4) CHASEseries Notes will be $1,085,000,000.

The Class A(2013-4) Terms Document, dated as of May 23, 2013, among the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee and as collateral agent was previously included as an exhibit to the Form 8-K filed on May 23, 2013.

The Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(4.1)	Supplemental Indenture with respect to Additional Class A(2013-4) Notes, dated as of June 11, 2013, to the Class A(2013-4) Terms Document, dated as of May 23, 2013, to the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004, to the Third Amended and Restated Indenture, dated as of December 19, 2007, by and among Chase Issuance Trust, as issuing entity and Wells Fargo Bank, National Association, as indenture trustee and as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION,
as Sponsor, Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
	Name:	Patricia M. Garvey
	Title:	Vice President

Date: June 11, 2013